EXHIBIT 10.26

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAW OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.

NEONODE INC.

Unit Purchase Warrant

[---------] Units

Unit Purchase Warrant No. U-II-1

For value received, NEONODE INC., a Delaware corporation (the “Company”), hereby certifies that _________________________________________________________, his designees and assigns (the “Holder”), is entitled to purchase and receive from the Company, at any time or from time to time commencing September 26, 2007 and prior to 5:00 PM, New York City time, on September 26, 2012 (the “Expiration Date”) ------------------ (----------) fully paid and non-assessable Units of the Company, each Unit consisting of a Note in the principal amount of $1,500, 500 Shares at an allocated Purchase Price of $3.50 per Share, and 696.5 Warrants, for a purchase price of $3,250.00 per Unit (the “Exercise Price”). The Units issuable upon the exercise of this Unit Purchase Warrant are identical to the Units issuable pursuant to the Subscription Agreement between the Company and the Subscribers named therein, dated as of September 10, 2007 (the “Subscription Agreement”). Capitalized terms not otherwise defined herein shall have the meaning set forth in the Subscription Agreement. The Exercise Price and the number of Units (and shares of Common Stock and Underlying Warrants underlying the Units) to be received upon exercise shall be subject to adjustment upon the occurrence of certain events specified herein and in the Subscription Agreement. The term “Exercise Price” shall mean the initial exercise price or the adjusted exercise price, depending on the context. This Unit Purchase Warrant is being issued and delivered to the Holder pursuant to the Financial Advisory Agreement dated as of August 28, 2007 (the “Financial Advisory Agreement”) between the Company and Empire Asset Management Inc. (“Empire”), whereby Empire was granted Unit Purchase Warrants to purchase a total of 142.875 Units. Empire designated the Holder as the recipient of this Unit Purchase Warrant.

1. Exercise.

1.1. In order to exercise this Unit Purchase Warrant, the exercise form attached hereto shall be duly executed and delivered to the Company, together with this Unit Purchase Warrant and payment of the Exercise Price for the Units being purchased payable by certified check, official bank check or bank wire. In the event this Unit Purchase Warrant is exercised after the end of the term of the Notes, upon exercise of this Unit Purchase Warrant, the Holder shall receive in lieu of Notes, the number of Conversion Shares issuable upon conversion of the Notes at the end of the term thereof. This Unit Purchase Warrant may be exercised or assigned in whole or in part. In the event of the exercise or assignment hereof in part only, upon surrender of this Unit Purchase Warrant for cancellation, the Company shall cause to be delivered to the Holder without charge a new Unit Purchase Warrant of like tenor evidencing the right of the Holder to purchase the number of Units purchasable hereunder as to which this Unit Purchase Warrant has not been exercised or assigned. If this Unit Purchase Warrant shall not be exercised at or before 5:00 p.m., New York City Time, on the Expiration Date, this Unit Purchase Warrant shall become and be void without further force or effect. If the Expiration Date is a day on which banking institutions in New York are authorized to close by law, then this Unit Purchase Warrant may be exercised on the next succeeding day.

1.2. In lieu of exercising this Unit Purchase Warrant as set forth above, the Holder may from time to time exercise all or a portion of this Unit Purchase Warrant by electing to receive that number of Units as determined below by surrendering to the Company at its principal office this Unit Purchase Warrant, with the applicable Election to Purchase Units duly executed by the Holder, in which event the Company shall issue to the Holder the number of Units computed using the following formula:

NU = WU x (MP-EP)
MP

where:

NU	equals the number of Units to be issued to the Holder

WU	equals the number of Units purchasable under this Unit Purchase Warrant

MP	equals the Current Market Price per Unit (at the date of such calculation)

EP	equals the Exercise Price

Following the surrender of this Unit Purchase Warrant pursuant to this Section 1.2, the Company shall promptly issue and deliver to the Holder a certificate or certificates for that number of Units, as calculated above in such name or names as may be designated by the Holder.

1.3. The Current Market Price per Unit on any date shall be deemed to be the product of (a) eight times (b) the average of the daily closing prices per share of Common Stock for the 10 consecutive trading days commencing 15 trading days before such date. If on any such date the shares of Common Stock are not listed or admitted for trading on any national securities exchange or quoted by NASDAQ the OTC Bulletin Board or a similar service, then the Company, shall determine the Current Market Price.

2. Transfer and Assignment.

2.1. Subject to the provisions of this Section 2, this Unit Purchase Warrant may be transferred or assigned, in whole or in part, by the Holder at any time, and from time to time. Each transferee of this Unit Purchase Warrant or the securities issuable upon the exercise of this Unit Purchase Warrant acknowledges that this Unit Purchase Warrant or the securities issuable upon the exercise of this Unit Purchase Warrant have not been registered under the Securities Act of 1933, as amended ( the “Securities Act”) and may be transferred only pursuant to an effective registration under the Securities Act or pursuant to an applicable exemption from the registration requirements of the Securities Act.

2.2. With respect to a transfer that should occur prior to the time that the Unit Purchase Warrant or the securities issuable upon the exercise thereof is registered under the Securities Act, such Holder shall request an opinion of counsel (which shall be rendered by counsel reasonably acceptable to the Company) that the proposed transfer may be effected without registration or qualification under any Federal or state securities or blue sky law. Counsel shall, as promptly as practicable, notify the Company and the Holder of such opinion and of the terms and conditions, if any, to be observed in such transfer, whereupon the Holder shall be entitled to transfer this Unit Purchase Warrant or such shares of Common Stock (or portion thereof), subject to any other provisions and limitations of this Unit Purchase Warrant.

2.3. In order to make any permitted assignment, the Holder must deliver to the Company the assignment form attached hereto duly executed, together with the Unit Purchase Warrant. The Company shall within three business days transfer this Unit Purchase Warrant on the books of the Company and shall execute and deliver a new Unit Purchase Warrant or Unit Purchase Warrants of like tenor to the appropriate assignee(s) expressly evidencing the right to purchase the aggregate number of Units purchasable hereunder or such portion of such number as shall be contemplated by any such assignment.

3. Lost Certificate.

3.1. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Unit Purchase Warrant and of reasonably satisfactory indemnification or the posting of a bond, the Company shall execute and deliver a new Unit Purchase Warrant of like tenor and date. Any such new Unit Purchase Warrant executed and delivered as a result of such loss, theft, mutilation or destruction shall constitute a substitute contractual obligation on the part of the Company.

4. Adjustments.

4.1. Adjustments to Exercise Price and Number of Securities. The Exercise Price and the number of Units underlying this Unit Purchase Warrant and underlying securities shall be subject to adjustment from time to time as hereinafter set forth:

(a) Stock Dividends, Split-Ups. If after the date hereof, the number of outstanding shares of Common Stock is increased by a stock dividend payable in shares of Common Stock or by a split-up of shares of Common Stock or other similar event, then, on the effective date thereof, the number of shares of Common Stock underlying each of the Units purchasable hereunder shall be increased in proportion to such increase in outstanding shares. In such case, the number of shares of Common Stock, and the exercise price applicable thereto, underlying the warrants underlying each of the Units purchasable hereunder shall be adjusted in accordance with the terms of such warrants.

(b) Aggregation of Shares. If after the date hereof, the number of outstanding shares of Common Stock is decreased by a consolidation, combination or reclassification of shares of Common Stock or other similar event, then, on the effective date thereof, the number of shares of Common Stock underlying each of the Units purchasable hereunder shall be decreased in proportion to such decrease in outstanding shares. In such case, the number of shares of Common Stock, and the exercise price applicable thereto, of the Underlying Warrants shall be adjusted in accordance with the terms of such Underlying Warrants, as if issued on the date hereof.

(c) Reclassification, Reorganization, Merger. In case of any reclassification or reorganization of the outstanding shares of Common Stock other than a change covered by the preceding paragraphs hereof or that solely affects the par value of such shares of Common Stock, or in the case of any merger or consolidation of the Company with or into another corporation (other than a consolidation or merger in which the Company is the continuing corporation and that does not result in any reclassification or reorganization of the outstanding shares of Common Stock), or in the case of any sale or conveyance to another corporation or entity of the assets or property of the Company as an entirety or substantially as an entirety in connection with which the Company is dissolved, the Holder of this Unit Purchase Warrant shall have the right thereafter to receive upon the exercise hereof, for the same aggregate Exercise Price payable hereunder immediately prior to such event, the kind and amount of shares of stock or other securities or property (including cash) receivable upon such reclassification, reorganization, merger or consolidation, or upon a dissolution following any such sale or transfer, by a Holder of the number of shares of Common Stock of the Company obtainable upon exercise of this Unit Purchase Warrant and the Underlying Warrants immediately prior to such event; and if any reclassification also results in a change in shares of Common Stock covered by the preceding paragraphs hereof, then such adjustment shall be made pursuant to such paragraphs and this paragraph.. The provisions of this paragraph shall similarly apply to successive reclassifications, reorganizations, mergers or consolidations, sales or other transfers.

4.2. Changes in Form of Warrant. This form of Unit Purchase Warrant need not be changed because of any change pursuant to this Section, and Unit Purchase Warrants issued after such change may state the same Exercise Price and the same number of Units as are stated in the Unit Purchase Warrant initially issued. The acceptance by any Holder of the issuance of a new Unit Purchase Warrant reflecting a required or permissive change shall not be deemed to waive any rights to an adjustment occurring after the Commencement Date or the computation thereof.

4.3. Elimination of Fractional Interests. The Company shall not be required to issue certificates representing fractions of shares of Common Stock or Underlying Warrants upon the exercise of this Unit Purchase Warrant, nor shall it be required to issue scrip or pay cash in lieu of any fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up or down to the nearest whole number of Unit Purchase Warrants, shares of Common Stock or other securities, properties or rights.

4.4. Notice of Change in Exercise Price. The Company shall, promptly after an event requiring a change in the Exercise Price pursuant to this section, send notice of such event and change (a “Change Notice”) to the holder of Unit Purchase Warrants exercisable for a majority of the Units issuable upon exercise thereof. The Change Notice shall describe the event causing the change and the method of calculating same and shall be certified as being true and accurate by the Company’s President and Chief Financial Officer.

4.5. Underlying Warrants. In the event of redemption or any change in the terms of the Underlying Warrant in accordance with the terms thereof, the Company shall give notice thereof to the Holder. The Holder recognized that if the Unit Purchase warrants are not exercised within the redemption period, the right to receive one-half of an Underlying Warrant upon exercise of a Unit Purchase Warrant shall become the right to receive one half of the redemption price of $.10 per Underlying Warrant.

5. Registration Rights.

5.1. Definitions.

The “Registrable Securities” shall mean the Units, Common Stock included in the Units, the Underlying Warrants and the Common Stock issuable upon exercise of the Underlying Warrants.

The “Act” shall mean the Securities Act of 1933, as amended.

5.2. “Piggy-Back” Registration. The Holder of this Unit Purchase Warrant shall have the right for a period of five years commencing on the date hereof, to include the Registrable Securities as part of any registration or registrations of securities filed by the Company (other than in connection with a transaction contemplated by Rule 145(a) promulgated under the Act or pursuant to Form S-8). The Company shall bear all fees and expenses in connection with registering the Registrable Securities, but the Holder shall pay all costs of selling the Registrable Securities including without limitation any underwriting or brokerage commissions related to the Registrable Securities and the expenses of any legal counsel selected by the Holder to represent him in connection with the registration and sale of the Registrable Securities. In the event of such a proposed registration, the Company shall furnish the then holders of outstanding Registrable Securities with not less than fifteen days written notice prior to the proposed date of filing of such registration statement. Such notice to the holders shall continue to be given for each applicable registration statement filed by the Company until such time as all of the Registrable Securities have been registered and sold. The holders of the Registrable Securities may exercise the “piggy-back” rights provided for herein by giving written notice, within ten days of the receipt of the Company’s notice of its intention to file a registration statement. The Company shall cause any registration statement filed pursuant to the above “piggyback” rights to remain effective for at least nine months from the date that the holders of the Registrable Securities are first given the opportunity to sell all of such securities. The Company agrees, at its sole expenses, to use its reasonable best efforts to qualify or register the Registrable Securities in such states as are reasonably requested by the holders; provided, however, that the Company shall not be required to register the Registrable Securities in a state in which such registration would cause the Company to be obligated to qualify to do business generally in such state, or would subject the Company to taxation as a foreign corporation doing business in such jurisdiction.

5.3. Indemnification.

(a) In the event of a registration of any of the Registrable Securities under the Securities Act pursuant to Section 5.2, the Company will indemnify and hold harmless each seller of such Registrable Securities thereunder and each underwriter of such Registrable thereunder and each other person, if any, who controls such seller or underwriter within the meaning of the Act, against any and all losses, claims, damages or liabilities, joint or several, to which such seller or underwriter or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Securities was registered under the Act pursuant to Section 5.2, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse each such seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, expense or action; provided, however, that the Company will not be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in reliance upon and in conformity with information pertaining to such seller, such underwriter or such controlling person, as such, furnished in writing by such seller, such underwriter or such controlling person specifically for use in any such registration statement, prospectus, amendment or supplement.

(b) In the event of a registration of any of the Registrable Securities under the Act pursuant to Section 5.2, each seller of such Registrable Securities thereunder, severally and not jointly, will indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer or director or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Securities was registered under the Act pursuant to Section 5.2, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and such seller will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that such seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such seller, as such, furnished in writing to the Company by such seller specifically for use in any such registration statement, prospectus, amendment or supplement; provided, further, however, that the liability of each seller hereunder shall be limited to the proportion of any such loss, claim, damage or liability which is equal to the proportion that the public offering price of the shares sold by such seller under such registration statement bears to the total public offering price of all securities sold thereunder, but not to exceed the proceeds received by such seller from the sale of Registrable Securities covered by such registration statement.

(c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party under this Section 5.3 unless the indemnifying party is materially prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 5.3 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, subject to the terms of the following paragraph.

(d) Notwithstanding the foregoing, any indemnified party shall have the right to retain its own counsel in any such action, but the fees and disbursements of such counsel shall be at the expense of such indemnified party unless any of the events in the following clauses (i)-(iii) shall occur, in which case the indemnifying party shall be liable for the reasonable and documented expenses and fees of one separate counsel: (i) the indemnifying party shall have failed to retain counsel for the indemnified party as aforesaid, (ii) the indemnified party shall have reasonably concluded that the interests of the indemnified party conflict with the interests of the indemnifying party, or (iii) the indemnifying party and such indemnified party shall have mutually agreed to the retention of such counsel. It is understood that the indemnifying party shall not, in connection with any action or related actions in the same jurisdiction, be liable for the fees and disbursements of more than one separate firm qualified in such jurisdiction to act as counsel for the indemnified party. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.

(e) If the indemnification provided for in Section 5.3(a) and 5.3(b) above is unavailable to or insufficient to hold harmless an indemnified party under such paragraphs in respect of any losses, claims, damages or liabilities or actions referred to therein, then each indemnifying party shall in lieu of indemnifying such indemnified party contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or actions in such proportion as appropriate to reflect the relative fault of the Company, on the one hand, and the sellers of such Registrable Securities, on the other, in connection with the statement or omissions which resulted in such losses, claims, damages, liabilities or actions, as well as any other relevant equitable considerations including, without limitation, the failure to give any notice under Section 5.3(c). The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or by the sellers of such Registrable Securities, on the other hand, and to the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(f) The Company and the sellers of Registrable Securities agree that it would not be just and equitable if contribution pursuant to this Section 5.3 were determined by pro rata allocation (even if all of the sellers of Registrable Securities were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or action referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this and the immediately preceding paragraph, the sellers of such Registrable Securities shall not be required to contribute any amount in excess of the amount, if any, by which the total price at which the Common Stock sold by each of them was offered to the public exceeds the amount of any damages which they would have otherwise been required to pay by reason of such untrue or alleged untrue statement of omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.

5.4. Exercise of this Warrant and Underlying Warrants. Nothing contained herein shall be construed as requiring the Holder to exercise this Unit Purchase Warrant or the Underlying Warrants prior to or after the initial filing of any registration statement or the effectiveness thereof.

5.5. Documents and Information. The Company shall furnish to the Majority Holder, as representative of the holders participating in any of the foregoing registrations, copies of the registration statement and all amendments and correspondence between the Commission and the Company with respect to the registration statement and the Majority Holder, as representative of the holders, to do such investigation with respect to information contained in or omitted from the registration statement as it deems reasonably necessary. The Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be reasonably required to effect the registration of the Registrable Securities.

6. Reservation and Listing. The Company shall at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon exercise of this Unit Purchase Warrant or the Underlying Warrants, such number of shares of Common Stock or other securities, properties or rights as shall be issuable upon the exercise thereof. The Company covenants and agrees that, upon exercise of this Unit Purchase Warrant and payment of the Exercise Price therefor, all shares of Common Stock and other securities issuable upon such exercise shall be duly and validly issued, fully paid and non-assessable and not subject to preemptive rights of any stockholder. The Company further covenants and agrees that upon exercise of the Underlying Warrants and payment of the respective Underlying Warrant exercise price therefor, all shares of Common Stock and other securities issuable upon such exercise shall be duly and validly issued, fully paid and non-assessable and not subject to preemptive rights of any stockholder. As long as the Unit Purchase Warrants shall be outstanding, the Company shall use its best efforts to cause all Units, Common Stock included in the Units and Underlying Warrants to be listed (subject to official notice of issuance) on all securities exchanges (or, if applicable on the Nasdaq National Market, SmallCap Market, OTC Bulletin Board or any successor trading market) on which the Units, the Common Stock or the Underlying Warrants may then be listed and/or quoted.

7. Notices. All notices, requests and other communications under this Unit Purchase Warrant shall be in writing and shall be deemed to have been duly made when hand delivered, mailed by express mail or recognized courier service, or sent by facsimile transmission, with confirmation of receipt: (i) if to the registered Holder of this Unit Purchase Warrant, to the address and/or fax number of such Holder as shown on the books of the Company, or (ii) if to the Company, to its principal office address or fax number or to such other address or and fax number as the Company may designate by notice to the holders:

8. Miscellaneous.

8.1. Amendments. The Company and the Majority Holder may from time to time supplement or amend the Unit Purchase Warrants without the approval of any other holders in order to cure any ambiguity, to correct or supplement any provision contained herein that may be defective or inconsistent with any other provisions herein, or to make any other provisions in regard to matters or questions arising hereunder that the Company and the Majority Holder may deem necessary or desirable and that the Company and the Majority Holder deem shall not adversely affect the interest of the holders. All other modifications or amendments shall require the written consent of and be signed by the party against whom enforcement of the modification or amendment is sought.

8.2. Headings. The headings contained herein are for convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Unit Purchase Warrant.

8.3. Entire Agreement. This Unit Purchase Warrant constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings of the parties, oral and written, with respect to the subject matter hereof.

8.4. Binding Effect. This Unit Purchase Warrant shall inure to the benefit of and shall be binding upon, the Holder and the Company and their respective successors, legal representative and assigns.

9. Governing Law; Submission to Jurisdiction. This Unit Purchase Warrant shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflict of laws. Each of the Company and the Holder agree that any action, proceeding or claim against it arising out of, or relating in any way to this Unit Purchase Warrant shall be brought and enforced in the courts of the State of New York located in New York County or of the United States of America for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive.

10. Waiver, Etc. The failure of the Company or the Holder to at any time enforce any of the provisions of this Unit Purchase Warrant shall not be deemed or construed to be a waiver of any such provision, nor to in any way affect the validity of this Unit Purchase Warrant or any provision hereof or the right of the Company or any Holder to thereafter enforce each and every provision of this Unit Purchase Warrant. No waiver of any breach, non-compliance or non-fulfillment of any of the provisions of this Unit Purchase Warrant shall be effective unless set forth in a written instrument executed by the party or parties against whom or which enforcement of such waiver is sought; and no waiver of any such breach, non-compliance or non-fulfillment shall be construed or deemed to be a waiver of any other or subsequent breach, non-compliance or non-fulfillment.

IN WITNESS WHEREOF, the Company has caused this Unit Purchase Warrant to be signed by its duly authorized officer as of the __th day of September, 2007.

NEONODE INC.

By:

SUBSCRIPTION FORM

To Be Executed by the Registered Holder
in Order to Exercise Unit Purchase Warrants

The undersigned Registered Holder hereby irrevocably elects to exercise Unit Purchase Warrants represented by this Warrant Certificate, and to purchase the securities issuable upon the exercise of such Unit Purchase Warrants, and requests that certificates for such securities shall be issued in name of

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
______________________________
______________________________
______________________________
______________________________

(please print or type name and address)

and be delivered to
______________________________
______________________________
______________________________
______________________________

(please print or type name and address)

and if such number of Unit Purchase Warrants shall not be all the Unit Purchase Warrants evidenced by this Warrant Certificate, that a new Warrant Certificate for the balance of such Unit Purchase Warrants be registered in the name of, and delivered to, the Registered Holder at the address stated below.

ASSIGNMENT

To Be Executed by the Registered Holder
in Order to Assign Unit Purchase Warrants

FOR VALUE RECEIVED, ______________________________, hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER
______________________________
______________________________
______________________________
______________________________

(please print or type name and address)

_________________ of the Unit Purchase Warrants represented by this Warrant Certificate, and hereby irrevocably constitutes and appoints _________________ Attorney to transfer this Warrant Certificate of the Company, with full power of substitution in the premises.

Dated:______________________________	______________________________
______________________________

THE SIGNATURE TO THE ASSIGNMENT OR THE SUBSCRIPTION FORM MUST CORRESPOND TO THE NAME AS WR1TTEN UPON THE FACE OF THIS WARRANT CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER AND MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION WITH MEMBERSHIP IN AN APPROVED SIGNATURE MEDALLION PROGRAM PURSUANT TO SEC RULE 17Ad-15.